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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2010 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (Utility), announced that the Utility’s Board of Directors had elected Sara A. Cherry as Vice President, Finance and Chief Financial Officer of the Utility, effective March 1, 2010.  Ms. Cherry, who will serve as the Utility’s principal financial officer, will report to Kent M. Harvey, Senior Vice President and Chief Financial Officer of PG&E Corporation and Senior Vice President, Financial Services of the Utility.

Ms. Cherry, 41, will assume the role previously held by Barbara L. Barcon, who is leaving the Utility effective March 1, 2010.  Ms. Barcon is entitled to receive severance benefits subject to the terms of the PG&E Corporation Officer Severance Policy which has previously been filed with the Securities and Exchange Commission (SEC).

Ms. Cherry currently serves as Senior Director, Internal Auditing of the Utility.  Previously in 2009, she served as the Director of Internal Auditing and Compliance of the Utility.  In 2006, Ms. Cherry served as Chief Financial Officer of Langer, Inc., a medical and personal care products company.  In 2005, Ms. Cherry served as Director, Management Reporting at the Utility, and in 2004, she was the Director of Utility Operations Business Planning for the Utility.  From 2001 to 2004, Ms. Cherry held various positions in Accounting and Business Development at PG&E Corporation.

Ms. Cherry’s compensation includes a base salary of $275,000.  Ms. Cherry also will be eligible to participate in the PG&E Corporation Short-Term Incentive Plan (STIP), with a target participation rate equal to 45% of her annual base salary, or $123,750.

Ms. Cherry also will receive an award under the PG&E Corporation 2006 Long-Term Incentive Plan (LTIP) with an estimated value of $250,000.  The award is expected to be made on March 10, 2010 and will consist of equal amounts of restricted stock units (RSUs) and performance shares.  The number of RSUs and performance shares will be determined by dividing $250,000 by the average closing stock price of a share of PG&E Corporation common stock as reported on the New York Stock Exchange over the five trading days of March 4 through March 10, 2010.  The restrictions on 60% of the RSUs will lapse automatically in equal installments on the first business days of March 2011, 2012, and 2013 at the rate of 20% per year.  The restrictions on the remaining 40% of the RSUs will lapse on the first business day of March 2014.  The performance shares will vest on the first business day of March 2013 and will be settled in stock based on a payout percentage determined by PG&E Corporation’s total shareholder return (TSR) for the three-year period ended December 31, 2012, as compared to the TSR of other companies included in a comparator group.  Additional information regarding awards under the STIP and the LTIP is provided in PG&E Corporation’s and the Utility’s most recent joint proxy statement and in other reports previously filed with the SEC.

Also on February 25, 2010, the Boards of Directors of PG&E Corporation and the Utility announced that Dinyar B. Mistry had been elected to the position of Vice President and Controller of PG&E Corporation and the Utility effective March 8, 2010.  Mr. Mistry, 48, who will serve as PG&E Corporation’s and the Utility’s chief accounting officer, will continue to report to Kent M. Harvey.  Mr. Mistry is replacing Stephen J. Cairns, who has been elected as Vice President, Internal Audit and Compliance of PG&E Corporation and the Utility effective March 8, 2010.

Mr. Mistry has served as Vice President and Chief Risk and Audit Officer of PG&E Corporation and the Utility since August 2009 and September 2009, respectively.  Previously in 2009, he served as Vice President, Internal Auditing/Compliance and Ethics of PG&E Corporation.  From 2007 to 2009, he served as Vice President, Regulation and Rates of the Utility.  From 2005 to 2007, he served as Vice President, State Regulation of the Utility.  Mr. Mistry previously served as Vice President and Controller of the Utility from 2000 to 2005.  Before joining the Utility in 1994, Mr. Mistry worked at KPMG Peat Marwick, an accounting firm.

Mr. Mistry’s compensation includes an annual base salary of $305,000.  He will continue to be eligible to participate in the STIP; his target participation rate will continue to be equal to 45% of his annual base salary, or $137,250.

Mr. Mistry also will receive a grant under the LTIP with an estimated value of $350,000 that will consist of equal amounts of RSUs and performance shares.  The number of RSUs and performance shares will be determined by dividing $350,000 by the closing stock price of a share of PG&E Corporation common stock as reported on the New York Stock Exchange over the five trading days of March 4 through March 10, 2010.  The awards of the RSUs and performance shares granted to Mr. Mistry will contain the same terms as those granted to Ms. Cherry.

Ms. Cherry and Mr. Mistry also will continue to be entitled to participate in other benefits generally provided to PG&E Corporation and Utility employees.  In addition, Ms. Cherry and Mr. Mistry will continue to be entitled to receive additional compensation and to participate in benefits such as the Officer Severance Policy that covers officers of PG&E Corporation and the Utility and the PG&E Corporation Supplemental Executive Retirement Plan (a non-tax qualified defined benefit pension plan).  The additional compensation and benefits are described in PG&E Corporation’s and the Utility’s most recent joint proxy statement and in other reports previously filed with the SEC.

Neither Ms. Cherry nor Mr. Mistry has any relationship or related person transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 401(d) of SEC Regulation S-K.  Mr. Mistry has no related person transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of SEC Regulation S-K.  Ms. Cherry’s husband, Brian K. Cherry, is Vice President, Regulatory Relations of the Utility.  If Mr. Cherry remains employed with the Utility throughout 2010, his annual compensation for 2010 is expected to be substantially similar to annual compensation earned in 2009, which consisted of approximately $400,000 in salary and short-term incentive awards as well as LTIP awards with an estimated fair market value of approximately $210,000, as measured in accordance with compensation disclosure rules set forth in Item 402 (c) of SEC Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: February 25, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: February 25, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary